UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):
May 23, 2018

ANNALY CAPITAL MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1211 Avenue of the Americas	10036
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (212) 696-0100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 23, 2018, Annaly Capital Management, Inc. (“Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) for the purpose of: (i) electing three Class I directors to serve on the Board of Directors (the “Board”) until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), one Class III director to serve on the Board until the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), and one Class II director to serve on the Board until the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”); (ii) approving, on an advisory basis, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The total number of shares of common stock entitled to vote at the Annual Meeting was 1,018,971,441, of which 1,043,190,180 shares, or 89.95%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of three Class I directors to serve on the Board until the 2021 Annual Meeting, the election of one Class III director to serve on the Board until the 2020 Annual Meeting and the election of one Class II director to serve on the Board until the 2019 Annual Meeting.

Director	For	Against	Abstentions	Broker Non-Votes
Wellington J. Denahan	624,195,036	59,733,694	2,984,437	356,277,013
Michael Haylon	675,452,590	8,567,926	2,892,651	356,277,013
Donnell A. Segalas	595,450,420	88,512,009	2,950,738	356,277,013
Katie Beirne Fallon	637,771,367	46,416,158	2,725,642	356,277,013
Vicki Williams	674,925,646	9,269,340	2,718,181	356,277,013

Based on the foregoing votes, Wellington J. Denahan, Michael Haylon and Donnell A. Segalas were elected as Class I directors to serve on the Board until the 2021 Annual Meeting, Katie Beirne Fallon was elected as a Class III director to serve on the Board until the 2020 Annual Meeting, and Vicki Williams was elected as a Class II director to serve on the Board until the 2019 Annual Meeting.

Proposal 2.  Advisory approval of the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
646,337,408	34,524,461	6,051,298	356,277,013

Proposal 3.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstentions
1,022,164,422	14,970,211	6,055,547

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Annaly Capital Management, Inc.

	By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Date: May 23, 2018